EXHIBIT 10.29

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE OFFERED FOR SALE UNLESS SUCH TRANSACTION IS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Dated: August 16, 1996                                                  No. B-1

                                     WARRANT

                              To Purchase Shares of

                                 Common Stock of

                              ROADHOUSE GRILL, INC.

                           Expiring December 31, 1997


         THIS IS TO CERTIFY THAT, for value received, BERJAYA GROUP (CAYMAN) LIMITED or registered assigns ("Holder") is entitled to purchase shares of Common Stock from Roadhouse Grill, Inc., a Florida corporation (the "Company"), at a per share price equal to the Exercise Price then in effect at any time or from time to time after 9:00 a.m., Eastern time, on January 1, 1997 and prior to 5:00 p.m., Eastern time, on December 31, 1997 at the place where the Warrant Agency is located. The number of shares of Common Stock for which this Warrant shall be exercisable from time to time shall be that number of shares (rounded up to the nearest whole number) equal to (a) the Warrant Share Amount (which is initially $200,000) divided by (b) the Exercise Price, all subject to adjustment and upon the terms and conditions hereinafter provided.

         Certain terms used in this Warrant are defined in Article I hereof.


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                                    ARTICLE I
                                   DEFINITIONS

         The following terms, as used in this Warrant, have the following meanings:

         "BUSINESS DAY" means any day excluding Saturday, Sunday and any day on which banking institutions located in Florida are authorized by law or other governmental action to be closed, unless there shall have been an offering of the Common Stock of the Company registered under the Securities Act, in which case "Business Day" means (a) if the Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for business or (b) if the Common Stock is not so listed or admitted to trading, a day on which the New York Stock Exchange is open for business.

         "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company.

         "EXERCISE DATE" means the date on which the Holder exercises all or any portion of this Warrant in accordance with the provisions of Section 2.1.

         "EXERCISE PERIOD" means the period beginning on January 1, 1997, and terminating at 5:00 p.m. Eastern time on December 31, 1997.

         "EXERCISE PRICE" means (a) if the Company has consummated an IPO, 80% of the IPO Price, or (b) $3.60 per share, in the event the Company has not consummated an IPO, as of the applicable Exercise Date, subject to adjustment as provided in Section 4.1 hereof.

         "HOLDER" has the meaning set forth in the first paragraph of this Warrant.

         "IPO" means the initial public offering by the Company of shares of Common Stock pursuant to a registration statement filed in accordance with the Securities Act that has been declared effective by the Securities and Exchange Commission and the shares registered thereunder have been distributed to the public in accordance with the plan of distribution described in such registration statement.

         "IPO PRICE" means the price per share to the public of the Common Stock in the IPO.

         "NASD" means The National Association of Securities Dealers, Inc.

         "PERSON" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust,

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

business trust or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

         "PRICE DATE" shall mean, if the Exercise Price is determined based upon clause (a) of the definition of "Exercise Price", the date of the consummation of the IPO, or, if the Exercise Price is determined based upon clause (b) of the definition of "Exercise Price", the date of this Warrant.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and any successor federal statute, and the rules and regulations promulgated thereunder.

         "WARRANT AGENCY" has the meaning set forth in Section 3.1.

         "WARRANT SHARE AMOUNT" at any point in time while this Warrant is outstanding means an amount equal to $200,000 less the total amount of the Exercise Price theretofore paid to the Company pursuant to all prior exercises of this Warrant.

                                   ARTICLE II

                              EXERCISE OF WARRANTS

         2.1 METHOD OF EXERCISE. To exercise this Warrant in whole or in part, the Holder shall deliver on any Business Day to the Company, at the Warrant Agency, (a) this Warrant; (b) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of shares to be purchased, the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered; and (c) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise.

             The Company shall, as promptly as practicable and in any event within seven days after receipt of such notice execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice and, to the extent this Warrant was not fully exercised, a new Warrant for the remaining portion of this Warrant. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice, and shall be issued in the name of the Holder or such other name or names as shall be designed in such notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of shares, as of the date the aforementioned notice is received by the Company. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates, except that, if share certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time

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

of delivery of the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

         2.2 SHARES TO BE FULLY PAID AND NONASSESSABLE. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, free and clear from all encumbrances of any nature whatsoever other than any restrictions imposed under any federal or state securities laws or encumbrances created by the Holder, and such shares will rank pari passu with all other outstanding shares of Common Stock.

         2.3 RESERVATION. The Company has duly reserved and will keep available for issuance upon exercise of this Warrant the total number of shares of Common Stock deliverable from time to time upon full exercise of this Warrant.


                                   ARTICLE III
                     WARRANT AGENCY; TRANSFER, EXCHANGE AND
                             REPLACEMENT OF WARRANT

         3.1 WARRANT AGENCY. So long as this Warrant remains outstanding, the Company shall perform the obligations of and be the warrant agency with respect to this Warrant (the ("Warrant Agency") at its address set forth on the signature page hereof or at such other address as the Company shall specify by notice to the Holders.

         3.2 OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (nothwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until due presentment of this Warrant for registration of transfer as provided in this Article III.

         3.3 TRANSFER OF WARRANT. The Company agrees to maintain at the Warrant Agency books for the registration of transfers of this Warrant, and transfers of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency, together with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney, with (if the Holder is a natural person) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment (which shall be whole dollar amounts with respect to the Warrant Share Amount) and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled.

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

         3.4 DIVISION OR COMBINATION OF WARRANTS. This Warrant may be divided or combined with other Warrants upon presentment hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations (which shall be whole dollar amounts with respect to the Warrant Share Amount) in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 3.3 as to any transfer or assignment which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         3.5 LOSS, THEFT, DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt of evidence satisfactory to the Company of the ownership of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

         3.6 EXPENSES OF DELIVERY OF WARRANTS. The Company shall pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants hereunder.


                                   ARTICLE IV
                          ADJUSTMENT OF EXERCISE PRICE

         4.1 If the Company, at any time after the Price Date with respect to a particular exercise of this Warrant, subdivides (by any stock split, stock dividend, recapitalization or otherwise) the outstanding shares of Common Stock into a greater number of shares, the Exercise price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the Price Date with respect to a particular exercise of this Warrant, combines (by reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased.


                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 NO VOTING RIGHTS; LIMITATIONS OF LIABILITY. This Warrant will not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

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

        5.2 NOTICES. Notices and other communications provided for herein shall be in writing and may be given by mail, courier, confirmed telex or facsimile transmission and shall, unless otherwise expressly required, be deemed given when received or when delivery thereof is refused. In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Warrant Agency, unless the Holder shall notify the Warrant Agency that notices and communications should be sent to a different address (or telex or facsimile number), in which case such notices and communications shall be sent to the address (or telex or facsimile number) specified by the Holder.

         5.3 WAIVERS; AMENDMENTS. No failure or delay of any party in exercising any power or right hereunder shall operate as a waiver thereof (except where a specific time period for the exercise of such power or right is expressly set forth herein), nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice or demand on any party in any case shall entitle such party to any other or future notice or demand in similar or other circumstances. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Holder and the Company.

         5.4 GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the State of Florida. The venue for all legal proceedings arising out of this Warrant shall be Broward County, Florida.

         5.5 SEVERABILITY. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as possible to that of the invalid, illegal or unenforceable provisions.


         5.6 SECTION HEADINGS. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

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

                                       ROADHOUSE GRILL, INC.



                                       By:  /S/ J. DAVID TOOLE, III
                                       ----------------------------
                                       Name: J. David Toole, III
                                       Title: President and Chief Executive

Attest:

/S/ CHARLES D. BARNETT
- ----------------------
Name: Charles D. Barnett
Title: Secretary

ADDRESS:

6600 North Andrews Avenue
Suite 160
Fort Lauderdale, Florida 33309


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